SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   March 2, 2001

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


    Delaware                    0-20199                              43-1420563
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(State or other            (Commission File No.)             (I.R.S. Employer
jurisdiction of                                             Identification No.)
corporation)


13900 Riverport Drive, Maryland Heights, Missouri                    63043
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:      (314) 770-1666


          (Former name or former address, if changed since last report)


Item 5.  Other Events

         On March 2, 2001, Express Scripts, Inc. (the "Company") announced that ESI Canada, a subsidiary of the Company, had completed the acquisition of Centre d'autorisation et de paiement des services de sante (CAPSS) Inc. The purchase price was $25 million (CAD), or approximately $16.5 million (US). ESI Canada gains an additional 1.5 million members and its first Quebec operation.

The Company issued a press release regarding the transaction, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following exhibit is filed as part of this report on Form 8-K:

             Exhibit  99.1  Press  release,  dated  March 2,  2001,  by the
Company.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EXPRESS SCRIPTS, INC.



Date:    March 7, 2001         By:  /s/ Barrett A. Toan
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                                   Barrett A. Toan,  President and
                                   Chief Executive Officer


                                  EXHIBIT INDEX

   Exhibit No.     Description

      99.1         Press release, dated March 2, 2001, by Express Scripts, Inc.